UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2017
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.    Results of Operations and Financial Condition.

On May 4, 2017, Encore Capital Group, Inc. posted a slide presentation on its website. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Slide presentation of Encore Capital Group, Inc. dated May 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 4, 2017	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide presentation of Encore Capital Group, Inc. dated May 4, 2017.